Exhibit 10.1

DEBT FORGIVENESS AGREEMENT

THIS DEBT FORGIVENESS AGREEMENT (this “Agreement”) is made and entered into and effective as of this [__]th day of [__], 2024 (the “Effective Date”), by and between NLS Pharmaceutics Ltd., a corporation incorporated under the laws of Switzerland (“the Company”), and [______________] (the “Lender”).

WHEREAS, on the terms and subject to the conditions set forth in this Agreement, and as a condition to that certain Agreement of Merger and Plan of Reorganization by and between the Company, NLS Pharmaceutics (Israel) Ltd. and Kadimastem Ltd., a corporation organized under the laws of the State of Israel, dated on or about a date even herewith (the “Merger Agreement”), the Lender agrees to waive, cancel and forgive certain indebtedness previously advanced by Lender to the Company;

NOW, THEREFORE, in consideration of the foregoing premises, and the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto hereby agree as follows:

1.	Forgiven Debt. The Lender hereby waives, cancels and forgives payment by the Company of aggregate of $[__] of indebtedness previously advanced by the Lender to the Company and currently owed (the “Forgiven Debt”) in consideration of, and conditioned upon the Lender’s receipt of a certain number of the Company’s’ common shares (the “Debt Forgiveness Shares”) (subject to adjustment for stock splits) determined by dividing (i) the Forgiven Debt by (ii) $[*]. It is acknowledged and agreed that the Forgiven Debt is being waived, cancelled and forgiven by the Lender in its entirety in consideration of the issuance of the Debt Forgiveness Shares.

2.	Issuance of the Debt Forgiveness Shares. The Company hereby agrees to issue to the Lender and the Lender hereby agrees to subscribe for the Debt Forgiveness Shares in consideration of the waiver, cancellation and forgiveness of the Forgiven Debt, on the Effective Date, but in any event not later than two (2) business days thereafter, subject to the Lender completing the subscription form annexed hereto as Exhibit A. Upon the issuance of the Debt Forgiveness Shares, the Forgiven Debt shall be deemed to be paid in full, released and discharged, all without any further action being required of the Lender or the Company.

3.	Representation of No Other Debt. The Lender represents and warrants that the Company does not have any other debts, liabilities or obligations to pay any amounts to the Lender other than the Forgiven Debt, all of which shall be waived, cancelled and forgiven as set forth herein.

4.	Effectiveness of Agreement. This Agreement shall only be effective upon the consummation of the transaction contemplated by the Merger Agreement. If the transactions contemplated by the Merger Agreement shall not be consummated, this Agreement and the provisions thereof (even though fully executed) shall be void and of no force and effect whatsoever.

5.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties may not assign this Agreement or any rights or obligations hereunder without the prior written consent.

6.	No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.	Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

8.	Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior understanding or representation of any kind preceding the date of this Agreement. This Agreement may only be amended or modified in a signed by both parties hereto.

9.	Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

10.	Arm’s Length Transaction. The parties hereto have entered into this Agreement and the transactions contemplated hereby on an arms-length basis.

11.	Release. The Lender, singly, and for each present and former, direct and/or indirect, parents, subsidiaries, affiliates, attorneys, agents, representatives, employees, consultants, brokers, officers, directors, equity and/or debt holders, managers, members, successors, predecessors, heirs and assigns (collectively the “Lender Releasors”), hereby expressly and irrevocably release, waive and forever discharge and hold harmless each of the Company and each of its present and former, direct and/or indirect, parents, subsidiaries, affiliates, attorneys, agents, representatives, employees, consultants, brokers, officers, directors, equity and/or debt holders, managers, members, successors, predecessors, and assigns (collectively, the “Lender Released Parties”) regarding the Forgiven Debt from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, suspected or unsuspected, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty or equity, which any of the Lender Releasors ever had, now have, or hereafter can, shall, or may have against any of the Lender Released Parties from the beginning of time through and including the date hereof.

12.	Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile, signature.

[Signatures on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Debt Forgiveness Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NLS PHARMACEUTICS LTD.

By:
Name:
Title:

[LENDER]

By:
Name:
Title:

[Signature page to Debt Forgiveness Agreement]

Exhibit A

Subscription Form

The undersigned,

____________________________________________________________________

name, address

herewith subscribes as part of the ordinary capital increase from CHF […] by CHF […] to CHF […] to be resolved by the shareholders’ meeting and in full awareness of the Articles of Association of […] AG, in […] (hereinafter “Company”),

[…] registered shares of the Company with a nominal value of CHF […] each at an issue price of CHF […] each, aggregating to a total issue price of CHF […]. The registered shares will be fully paid in.

The undersigned unconditionally and irrevocably undertakes to pay in the deposit corresponding to the aggregate issue price.

The payment will take place in the amount of CHF […] through setting off of claims of the undersigned against the Company. The undersigned irrevocably and unconditionally declares the setting off of his/her/its claims (repayment of the loan amount of the convertible loan agreement) towards the Company against the payment claim of the Company.

If this subscription form is not available in original (but in signed pdf or fax format) on the day of the proposed capital increase, the undersigned authorizes [Name], to sign this subscription form on his/her/its behalf based on a signed pdf/or fax copy.

This subscription form expires on [date].

Place, date

Signature/s:

Name/s: